                                                                   Exhibit 10.36

                               FIRST AMENDMENT TO
                                      LEASE

     THIS FIRST AMENDMENT TO LEASE ("Amendment") dated April 11, 2001, by and between CarrAmerica Realty Corporation, a Maryland corporation, as Landlord, and ICOS Corporation, a Delaware corporation, as Tenant,

                              W I T N E S S E T H:

     WHEREAS, the parties entered into a written Lease dated as of January 7, 1999, with respect to 89,786 rentable square feet located in Building D, Canyon Park East, Bothell, Washington (the "Premises"). The Premises are located on Land legally described on Exhibit A hereto; and

     WHEREAS, the parties desire to modify and amend the Lease in the particulars set forth herein;

     NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which the parties mutually acknowledge, the parties agree as follows:

     1. Extension of Term. The parties mutually agree to extend the initial Term of the Lease by five (5) years. The initial Term shall terminate January 31, 2009. The following shall be added at the end of Section 12 of the Schedule to the Lease:

                           Square                         Annual                Monthly
         Period            Footage        Rate            Base Rent             Base Rent
         ------            -------        ----            ---------             ---------

         Mos. 61-96        89,786         $25.00          $2,244,650.00         $187,054.16

         Mos. 97-120       89,786         $28.75          $2,581,347.50         $215,112.29

     2. Extension Option. The first sentence of Addendum 1 of the Lease shall be revised to provide as follows: "Subject to Section B, below, Tenant may at its option extend the Term of this Lease for two (2) successive periods of five (5) years each." The effect of the foregoing change is that following the expiration of the initial Term, as the same has been extended pursuant to this Amendment, Tenant shall have two (2) additional options to extend the term of the Lease (as opposed to three (3) additional options), in accordance with the remaining terms and conditions of Addendum 1 to the Lease.

     3. Construction of Improvements to Premises. Tenant shall improve the Premises in accordance with plans and specifications approved by Landlord (the "Plans"), which approval shall not be unreasonably withheld (such improvements are referred to herein as the " Improvements"). Tenant shall perform the Improvements at its own cost, subject to the Landlord's Contribution (hereinafter defined). Tenant shall cause the Plans to be prepared, at Tenant's cost, by a registered professional architect, and mechanical and electrical engineer(s). Such engineer(s) shall be approved in advance by Landlord. Prior to the close of business on April 6, 2001, Tenant shall furnish the initial draft of the Plans to Landlord for its review and approval. Landlord shall within two
(2) weeks after receipt either provide comments to such Plans or approve the same. Landlord shall be deemed to have approved such Plans if it does not timely provide comments on such Plans. If Landlord provides Tenant with comments to the initial draft of the Plans, Tenant shall provide revised Plans to Landlord incorporating Landlord's comments within one week after receipt of Landlord's comments. Landlord shall within one week after receipt then either provide comments to such revised Plans or approve such Plans. Landlord shall be deemed to have approved such revised Plans if Landlord does not timely provide comments on such Plans. The process described above shall be repeated, if necessary, until the Plans have been finally approved by Landlord. The Improvements shall be performed by a contractor reasonably acceptable to Landlord (the "Contractor"). Tenant hereby agrees that the Plans for the Improvements shall comply with all applicable Governmental Requirements. Landlord's approval of any of the Plans (or any modifications or changes thereto) shall not impose upon Landlord or its agents or representatives any obligation with respect to the design of the Improvements or the compliance of such Improvements or the Plans with applicable Governmental Requirements. Tenant shall permit Landlord to observe and monitor all Improvements.

          (a) Change Orders. If Tenant shall require improvements ("Change Orders") to the Premises in addition to or substitution for the Improvements, Tenant shall deliver to Landlord for its approval, which approval will not be unreasonably withheld or delayed, plans and specifications for such Change Orders. Landlord shall within one week after receipt of such initial draft of plans and specifications for the Change Orders (the "Change Order Plans") either provide comments to such Change Order Plans or approve the same, and Landlord's failure to respond within one week after receipt of such initial draft shall be deemed approval. If Landlord provides Tenant with comments to the initial draft of the Change Order Plans, Tenant shall provide revised Change Order Plans to Landlord incorporating Landlord's comments within one week after receipt of Landlord's comments. Landlord shall then either provide comments to such revised Change Order Plans or approve such Change Order Plans, and Landlord's failure to respond within one week after receipt of such revised Change Order Plans shall be deemed approval. The process described in the previous sentence shall be repeated, if necessary, until the Change Order Plans have been finally approved by Landlord. Tenant shall pay for all preparations and revisions of the Change Order Plans and the construction of all Change Orders.

          (b) Landlord's Contribution. Landlord shall contribute Four Hundred Fifty Thousand Dollars ($450,000.00) ("Landlord's Contribution") toward the costs incurred for the Improvements, including, without limitation, the costs incurred by Tenant in connection with any necessary demolition of the Premises and the preparation of the Plans, and any Change Orders. Landlord has no obligation to pay for costs of the Improvements or Change Orders in excess of Landlord's Contribution, notwithstanding any other provision hereof. Upon written request of Tenant (not more frequently than twice each month), Landlord shall pay all or any portion of the Landlord's Contribution to Tenant, within thirty (30) days after receipt of (i) invoices, (ii) evidence satisfactory to Landlord that the work covered by such invoices has been completed in a satisfactory manner, (iii) all necessary lien waivers and sworn affidavits, (iv) marked reproducible copies of the originally approved Plans showing all substantial changes made in constructing the Improvements during such period from the Plans as originally approved, (v) all close-out documentation set forth in Landlord's "Policies, Rules and Procedures for Construction Projects" in effect at the execution of the Lease, and (vi) such other documentation as Landlord may reasonably require under the circumstances. Tenant shall request payment, in accordance with the requirements of the preceding sentence, of the entire Landlord's Contribution no later than December 31, 2001. Tenant shall deliver reproducible as-built Plans to Landlord at the conclusion of the Improvements. Tenant's construction of the Improvements shall otherwise comply with Section 5A of the Lease.

     4. No Other Modifications. Except as set forth herein, the parties' Lease shall remain unmodified and shall continue in full force and effect.

     IN WITNESS WHEREOF, the parties have executed this First Amendment to Lease.


     Landlord:                         CARRAMERICA REALTY CORPORATION,
                                       a Maryland corporation



                                       By: /s/ Clete Casper
                                          --------------------------------------
                                       Name: Clete Casper
                                             -----------------------------------

                                       Title: Managing Director
                                              ----------------------------------



     Tenant:                           ICOS CORPORATION, a Delaware corporation



                                       By: /s/ Gary Wilcox
                                          --------------------------------------
                                       Name: Gary Wilcox
                                             -----------------------------------
                                       Title: EVP, Operations
                                              ----------------------------------

STATE OF WASHINGTON    )
                       ) ss.
COUNTY OF   Snohomish  )
           ------------


     On this 26th day of April, 2001, before me, the undersigned, a Notary Public in and for the State of Washington, duly commissioned and sworn, personally appeared Clete Casper, to me known to be the person who signed as Managing Director of CARRAMERICA REALTY CORPORATION, a Maryland corporation that executed the within and foregoing instrument, and acknowledged said instrument to be the free and voluntary act and deed of said corporation for the uses and purposes therein mentioned, and on oath stated that he was duly elected, qualified and acting as said officer of the corporation, that he was authorized to execute said instrument and that the seal affixed, if any, is the corporate seal of said corporation.

     IN WITNESS WHEREOF I have hereunto set my hand and official seal the day and year first above written.


                                       /s/ Susan C. Wells
                                       -----------------------------------------


                                       Susan C. Wells
                                       -----------------------------------------
                                       (Print or stamp name of Notary)


                                       NOTARY PUBLIC in and for the State
                                       of Washington, residing at Bellevue.
                                                                  --------
                                       My appointment expires: 8/2/02.
                                                               ------

STATE OF WASHINGTON    )
                       ) ss.
COUNTY OF   Snohomish  )
           ------------


     On this 26th day of April, 2001, before me, the undersigned, a Notary Public in and for the State of Washington, duly commissioned and sworn, personally appeared Gary Wilcox, to me known to be the person who signed as EVP, Operations of ICOS CORPORATION, a Delaware corporation that executed the within and foregoing instrument, and acknowledged said instrument to be the free and voluntary act and deed of said corporation for the uses and purposes therein mentioned, and on oath stated that he was duly elected, qualified and acting as said officer of the corporation, that he was authorized to execute said instrument and that the seal affixed, if any, is the corporate seal of said corporation.

     IN WITNESS WHEREOF I have hereunto set my hand and official seal the day and year first above written.


                                       /s/ Lovena Laycock
                                       -----------------------------------------
                                       (Signature of Notary)


                                       Lovena Laycock
                                       -----------------------------------------
                                       (Print or stamp name of Notary)


                                       NOTARY PUBLIC in and for the State
                                       of Washington, residing at Bothell.
                                                                  -------
                                       My appointment expires: 10/9/01.
                                                               -------